Exhibit 23.5


                    CONSENT OF JET INFORMATION SERVICES, INC.


         We consent to the use of our name and certain information provided by us in connection with the Registration Statement on Form S-1 of Limco-Piedmont Inc., as amended.


                                                  JET INFORMATION SERVICES, INC.


                                                  By: /s/ Stuart M. Miller
                                                     ---------------------------
                                                  Name: Stuart M. Miller
                                                  Title: President


Date:  June 25, 2007